LOSS ON GOLDEX MINE	9 Months Ended
Sep. 30, 2011
LOSS ON GOLDEX MINE
LOSS ON GOLDEX MINE

13.   LOSS ON GOLDEX MINE

  On October 19, 2011, the Company announced that it was suspending mining operations and gold production at the Goldex Mine in Quebec, Canada effective immediately. This decision followed the receipt of an opinion from a second rock mechanics consulting firm which recommended that underground mining operations be halted.

  It appears that a weak volcanic rock unit in the hanging wall of the Goldex Mine deposit has failed. This rock failure is thought to extend between the top of the deposit and surface. As a result, this structure has allowed ground water to flow into the mine. This water flow has likely contributed to further weakening and movement of the rock mass.

  The mill processed feed from the remaining surface stockpile in October.

  As the conditions resulting in the decision to suspend mining operations existed as at September 30, 2011, Agnico-Eagle has written off its investment in the Goldex Mine (net of expected residual value), has written off the underground ore stockpile, and has made an asset retirement obligation provision for the anticipated costs of remediation in the third quarter of 2011. Given the amount of uncertainty in estimating the fair value of the Goldex Mine property, plant, and mine development, the Company determined that the fair value at September 30, 2011 is equal to the residual value. All of the remaining 1.6 million ounces of proven and probable gold reserves at the Goldex Mine, other than the ore stockpiled on surface, will be reclassified as mineral resources. The Goldex Mine is part of the "Canada" segment as shown in Note 11.

Loss on Goldex Mine property, plant, and mine development	$237,142
Loss on underground ore stockpile	16,641
Increase in asset retirement obligation	44,400

Loss on Goldex Mine (before income and mining taxes)	298,183
Income and mining taxes	(104,370)

Loss on Goldex Mine (after income and mining taxes)	$193,813

  The asset retirement obligation provision for the anticipated costs of remediation associated with the Company's Goldex Mine requires management to make estimates and judgments that affect the reported amount. In making judgments in accordance with US GAAP, the Company uses estimates based on historical experience and various assumptions that are considered reasonable in the circumstances. Actual results may differ from these estimates.